UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): October 28, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

Third Amended and Restated Master Repurchase Agreement with Jefferies Funding LLC

On October 28, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into the Third Amended and Restated Master Repurchase Agreement with Jefferies Funding LLC (“Buyer”), as buyer (the “Amended MRA”), along with certain ancillary agreements , pursuant to which the Company may sell to the Buyer, and later repurchase, the Company’s beneficial right title and interest in and to certain residential mortgage loans (the “Jefferies Warehouse Facility”). The Amended MRA amended and restated in its entirety that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 2, 2018, between the Company and Buyer. Along with certain technical changes, the Amended MRA and the ancillary agreements extended the expiration date of the Jefferies Warehouse Facility from October 29, 2022 to October 26, 2023 and, based on the Company’s current and projected funding capacity requirements, decreased the uncommitted financing amount from $1.10 billion to $350.00 million, while maintaining the committed financing amount of $400.00 million.

The Amended MRA contains representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. Additionally, the Amended MRA provides that the Company is required to cure any margin deficit at the request of the Buyer.

Should any event of default under the Amended MRA occur, the financing of mortgage loans under the Amended MRA may be terminated and the repurchase of any mortgage loans sold under the Amended MRA could be accelerated to be immediately due and payable at the repurchase price.

The foregoing description of the Amended MRA is not complete and is qualified in its entirety by reference to the full text of the Amended MRA, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Master Repurchase Agreement, dated October 28, 2022, by and between loanDepot.com, LLC and Jefferies Funding LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: November 1, 2022